Provision for legal and administrative proceedings	12 Months Ended
Dec. 31, 2021
Provision for legal and administrative proceedings

24.	Provision for legal and administrative proceedings

The company is an integral part in judicial and administrative proceedings in the civil, labor, tax and regulatory spheres, which arise in the normal course of its business.

The provision is constituted based on the opinions of the company's legal advisors and management, for amounts considered sufficient and adequate to cover losses and risks considered probable. Situations where losses are considered probable and possible are recorded and disclosure, respectively, by their updated values, and those in which losses are considered remote are not disclosed.

The provision for judicial and administrative proceedings constituted, updated, is composed as follows:

	2021	2020

Provision for judicial and administrative proceedings	960,881	886,947

Civil (a)	309,019	245,432
Labor (b)	192,132	213,026
Tax (c)	429,951	399,288
Regulatory (d)	29,779	29,201

The changes in the provision for judicial and administrative proceedings are summarized below:

	December 31, 2020	Additions, net of reversals	Payment	Currency update	December 31, 2021

	886,947	278,789	(316,804)	111,949	960,881

Civil (a)	245,432	175,715	(194,501)	82,373	309,019
Labor (b)	213,026	71,961	(98,730)	5,875	192,132
Tax (c)	399,288	31,078	(23,539)	23,124	429,951
Regulatory (d)	29,201	35	(34)	577	29,779

	December 31, 2019	Balance company incorporated	Additions, net of reversals	Payment	Currency update	December 31, 2020

	703,522	125,956	333,724	(413,634)	137,379	886,947

Civil (a)	208,202	4,501	224,416	(266,872)	75,185	245,432
Labor (b)	208,224	45,691	63,649	(138,899)	34,361	213,026
Tax (c)	254,833	75,646	48,897	(7,792)	27,704	399,288
Regulatory (d)	32,263	118	(3,238)	(71)	129	29,201

The company is subject to several legal actions and administrative procedures proposed by consumers, suppliers, service providers and consumer protection agencies and treasury agencies, which deal with various matters that arise in the normal course of the entities' business. The main processes are summarized below:

a.	Civil proceedings

a.1 Consumer lawsuits

The company is a party in lawsuits related to various claims filed by consumers, in the judicial and administrative spheres. The aforementioned actions in the amount provisioned of R$ 150,881 (R$ 139,429 on December 31, 2020) refer mainly to alleged improper collection, cancellation of contract, quality of services, unilateral contract amendment and undue negative entry.

a.2 Consumer Protection Agencies

TIM is a party to legal and administrative lawsuits filed by the Public Prosecutor's Office, Procon and other consumer protection agencies, arising from consumer complaints, in which, and among other topics, discusses: (i) alleged failures in the provision of network services; (ii) questions of quality in service; (iii) alleged violations of the SAC [customer service hotline] decree; (iv) alleged contractual violations; (v) alleged misleading advertising and; (vi) discussion of the collection of loyalty fines, in cases of theft and theft of the device. The amounts involved are equivalent to R$ 116,985 (R$ 51,713 on December 31, 2020).

a.3 Former trading partners

TIM is a defendant in lawsuits proposed by former trade partners claiming, among others, amounts on the basis of alleged non-compliance with agreements. The amounts involved are equivalent to R$ 20,708 (R$ 18,634 on December 31, 2020).

a.4 Other

TIM is a defendant in other actions of essentially non-consumer objects proposed by the most diverse agents from those described above, in which, among others, it is discussed: (i) share subscription; (ii) claims for civil liability indemnification; (iii) alleged breach of contract and; (iv). The amounts involved are equivalent to R$ 20,089 (R$ 33,682 on December 31, 2020).

a.5 Social and environmental and infrastructure

The Company is a party to lawsuits involving various agents who discuss aspects related to licensing, among which environmental licensing and infrastructure licensing (installation/operation). The amounts involved and provisioned are equivalent to R$ 356 (R$ 610 on December 31, 2020).

a.6 ANATEL

The Company is a party to lawsuits in front of ANATEL, in which it is discussed: (i) debit related to the collection of 2% of revenues from Value - Added Services-VAS and interconnection; (ii) pro-rata inflation adjustment applied to the price proposal defined in the notice for the use of 4G frequencies and (iii) alleged non-compliance with service quality targets. No correspondent amount on December 31, 2021 (R$ 1,364 on December 31, 2020).

b. Labor lawsuits

These are processes involving several labor claims filed by both former employees, in relation to matters such as salary differences, leveling, payments of variable compensation, additional legal and working hours, as well as by former employees of service providers, all of whom, taking advantage of the labor laws in force require it to keep the Company in compliance with labor obligations does not abide by contractors hired for that purpose.

From the total of 1,314 Labor claims on December 31, 2021 (1,873 on December 31, 2020) filed against the company, the majority relate to claims involving former employees of service providers followed by lawsuits from employees of their own. The provisioning of these claims totals R$ 192,132 updated monetarily (R$ 213,026 as of December 31, 2020).

c. Tax lawsuits

	2021	2020
Federal Taxes	202,743	182,146
State Taxes	145,436	135,891
Municipal Taxes	7,626	5,633
TIM S.A. processes (Purchase price allocation)	74,146	75,618
	429,951	399,288

The total recorded provision is substantially composed of the following processes whose indicated values are estimated by the indices established by the federal government for late taxes, being linked to the variation in the SELIC rate.

Federal taxes

The provision is substantially composed of the following processes:

(i)	The provision for TIM S.A. supports sixty-four proceedings, relating to questions involving the impact on operations of CIDE, CPMF, CSLL, IRRF, spontaneous denunciation of the fine in the payment of FUST and ancillary obligations. Of this total, the amounts involved in the legal proceedings that seek recognition of the right not to collect the CPMF allegedly incident on simultaneous transactions of purchase and sale of foreign currency and exchange of account ownership arising from corporate incorporation, whose provisioned values, updated, equal to R$ 8,510 (R$ 8,355 on December 31, 2020), as well as the amount related to the fine and interest 2009, where the benefit of spontaneous denunciation is not being recognized, whose provisioned and updated value is R$ 15,149 (R$ 14,771 on December 31, 2020).

(ii)	The Company constituted a provision for a process aimed to collecting the pension contribution withheld at the rate of 11% to which, allegedly, payments made by the company to other legal entities should have been submitted as remuneration for various activities, whose provisioned and updated value is R$ 39,554 (R$ 38,584 on December 31, 2020).

(iii)	Additionally, in the second quarter of 2019, the Company constituted the provision for the FUST process, which seeks the unconstitutionality and illegality of the collection of FUST (Telecommunications Services Universalization Fund). Lawsuit for the recognition of the right not to collect Fust, failing to include in its calculation base the revenues transferred by way of interconnection and EILD (Dedicated Line Industrial Exploitation), as well as the right not to suffer the retroactive collection of the differences determined due to not observing sum 7/2005 of ANATEL, in the amount of R$ 60,382 (R$ 58,988 on December 31, 2020).

(iv)	The company made a provision for federal compensation processes arising from a repurchase carried out in 2006, for which the documentary support was not robust enough after appraisals carried out. The provisioned and updated value is R$ 18,579 (R$ 5,313 on December 31, 2020).

State Taxes

The provision is substantially composed of the following processes:

The provision of the TIM S.A. in support of ninety-one cases, among which the following stand out: (i) the amounts involved in the proceedings, that the question of the reversal of the amounts payable for the ICMS tax, as well as the supporting documentation for the verification of the loan are appropriate for a Company whose values are recorded up-to-date, amounting to R$ 41,352 (R$ 36,491 on December 31, 2020), (ii) the amount not offered to tax for the provision of telecommunications services, which is up-to-date, equals to R$ 5,291 (R$ 5,135 on December 31, 2020), as well as (iii) the charges on the grounds of supposed differences in both the inputs as the output of goods in the process of the withdrawal amount of the inventory, whose values are updated to the equivalent of R$ 16,216 (R$ 15,751 on December 31, 2020); (iv) amounts allegedly improperly credited relating to CIAP credits, whose updated amounts are equivalent to R$ 16,374 (R$ 14,912 as of December 31, 2020) and (v) credits related to tax substitution operations, whose updated amounts are equivalent to R$ 22,183 without equivalence on December 31, 2020. (vi) alleged lack of collection or alleged misappropriation of credits related to ICMS rate difference (DIFAL), whose restated amounts are equivalent to R$ 13,963 (without equivalence on December 31, 2020).

Municipal Taxes

It is also worth noting the amounts involved in the assessments that questions the withholding and collection of the ISS-source of third-party services without employment relationship, as well as the collection of its own ISS corresponding to services provided in co-billing.

PPA TIM S.A.

There are tax lawsuits arising from the acquisition of former Intelig (current TIM S.A.) due to the former parent company of the TIM Participações group, which comprise the process of allocating the acquisition price of the former Intelig and amount to R$ 74,146 (R$ 75,618 as of December 31, 2020).

d. Regulatory processes

ANATEL initiated administrative proceedings against the company for: (i) non-compliance with certain quality indicators; (ii) non-compliance with other obligations derived from the terms of authorization and; (iii) non-compliance with the SMP and STFC regulations, among others.

On December 31, 2021, the amount indicated for the procedures for the determination of non-compliance with obligations (“PADOs”), considering the inflation adjustment, classified with risk of probable loss is R$ 29,779 (R$ 29,201 on December 31, 2020).

e. Judicial and administrative proceedings whose losses are assessed as possible

The company has actions of a civil, labor, tax and regulatory nature involving risks of loss classified by its legal advisers and the administration as possible, for which there is no provision for legal and administrative proceedings constituted, and no adverse material effects are expected in the financial statements, according to the values presented below:

	2021	2020

	18,140,556	18,147,562

Civil (e. 1)	1,292,202	1,101,332
Labor and Social Security (e. 2)	392,035	340,801
Tax (e. 3)	16,309,439	16,586,353
Regulatory (e. 4)	146,880	119,076

Legal and administrative proceedings whose losses are assessed as possible and monitored by Management are disclosed at their updated values.

The main actions with risk of loss classified as possible are described below:

e.1. Civil

	2021	2020
Consumer actions (e. 1. 1)	160,696	220,347
ANATEL (e.1.2)	258,683	223,066
Consumer protection bodies (e.1.3)	493,806	160,279
Former trading partners (e.1.4)	216,054	193,529
Environmental and infrastructure (e.1.5)	99,743	154,187
Other (e.1.6)	63,220	149,924
	1,292,202	1,101,332

e. 1. 1 Actions filed by consumers

They mainly refer to actions for alleged improper collection, cancellation of contract, quality of services, defects and failures in the delivery of devices and undue negative entry.

e.1.2 ANATEL

The Company is a party to lawsuits in front of ANATEL, in which it is discussed: (i) debit related to the collection of 2% of revenues from Value - Added Services-VAS and interconnection; (ii) pro-rata inflation adjustment applied to the price proposal defined in the notice for the use of 4G frequencies and (iii) alleged non-compliance with service quality targets.

e.1.3 Consumer protection agencies

TIM is a party to legal and administrative lawsuits filed by the Public Prosecutor's Office, Procon and other consumer protection agencies, arising from consumer complaints, in which, and among other topics, discusses: (i) alleged failures in the provision of network services; (i) alleged failure in the delivery of handsets; (iii) alleged non-compliance with state laws; (iv) hiring model and alleged improper charges of Value-Added Services-VAS; (v) alleged violations of the SAC decree; (vi) alleged contractual violations; and (vii) blocking of data.

e.1.4 Former Trading Partners

TIM is a defendant in actions proposed by several former trading partners in which are claimed, among others, values based on alleged contractual defaults.

1. 5 Social and environmental and infrastructure

The Company is a party to lawsuits involving various agents that discuss aspects related to (1) environmental licensing and structure licensing (installation/operation) and (2) (i) electromagnetic radiation emitted by Telecom structures; (ii) renewal of land leases for site installation; (iii) dumping on leased land for site installation; (iv) presentation of registering data, among others.

e.1.6 Other

TIM is a defendant in other actions of essentially non-consumer objects proposed by the most diverse agents from those described above, in which, among others, it is discussed: ; (ii) amounts supposedly due as a result of share subscription; (iii) civil liability claims; (iv) alleged breach of contract.

e.2. Labor and Social Security

e.2.1. Social Security

TIM S.A received a Tax Notice for the Release of the Debt relating to the alleged irregularity in the payment of social security contributions relating to the payment of Profit Sharing, in the likely restated amount of R$ 23,786 (R$ 10,467 on December 31, 2020). Moreover, it received Tax Notifications of Release of Debts, referring to the alleged irregularity in the collection of Social Security contributions on installments received as indemnity allowances, unadjusted bonuses, hiring bonuses and incentives, in the total possible amount of R$ 85,720, updated (R$ 22,829 updated on December 31, 2020).

e.2.2. Labor

There are 3,067 Labor claims as of December 31, 2021 (3,038 as of December 31, 2020) filed against the company and with possible risk, concerning claims involving former employees and employees of service providers in the amount of updated R$ 306,315 (R$ 317,971 as of December 31, 2020).

The other values are related to labor processes of various requests filed by former employees of their own and third-party companies.

e.3. Tax

	2021	2020

	16,309,439	16,586,353

Federal taxes (e. 3.1)	3,026,326	4,268,212
State taxes (e. 3. 2)	8,782,114	8,562,352
Municipal taxes (e. 3. 3)	1,234,618	740,813
FUST, FUNTTEL e EBC (e.3.4)	3,266,381	3,014,976

The values presented are corrected, in an estimated way, based on the SELIC index. The historical amount involved is R$ 12,133,168 (R$ 11,976,959 on December 31, 2020).

e.3.1. Federal taxes

The total amount assessed against the TIM Group in relation to federal taxes is R$ 3,026,326 on December 31, 2021 (R$ 4,268,212 on December 31, 2020). Of this value, the following discussions stand out mainly:

a.	Allegation of alleged incorrect use of tax credits for carrying out a reverse merger, amortization of goodwill paid on the acquisition of cell phone companies, deduction of goodwill amortization expenses, exclusion of goodwill reversal, other reflections and disallowances of compensations and deductions paid by estimate, allegedly improper use of the SUDENE benefit due to lack of formalization of the benefit at the Internal Revenue Service (RFB), and failure to pay IRPJ and CSLL due by estimate. The amount involved is R$ 1,467,409 (R$ 2,715,670 on December 31, 2020). The Company was notified of the decision on April 28, 2021 and, as a result, the partial payment of R$ 1.4 billion was confirmed.

b.	Compensation method for tax losses and negative bases. The amount involved is R$ 231,810 (R$ 193,181 on December 31, 2020).

c.	Collection of CSLL on currency changes arising from swap transactions accounted for by the cash regime. The amount involved is R$ 69,124 (R$ 67,572 on December 31, 2020).

d.	Collection of IRRF [withholding income tax] on income of residents abroad, including those remitted by way of international roaming and payment to unidentified beneficiaries, as well as the collection of CIDE on payment of royalties on remittances abroad, including remittances by way of international roaming. The amount involved is R$ 268,170 (R$ 259,088 on December 31, 2020).

e.	Collection of IRPJ, PIS/COFINS and CSLL debits arising from non-homologation or partial homologation of compensations made by the company from credits of withholding taxes on financial investments and negative balance of IRPJ. The amount involved is R$ 410,662 (R$ 399,691 on December 31, 2020).

e.3.2. State Taxes

The total assessed amount against TIM Group regarding state taxes on December 31, 2021 is R$ 8,782,114 (R$ 8,562,352 on December 31, 2020). Of this value, the following discussions stand out mainly:

a.	Non-inclusion in the ICMS calculation basis of unconditional discounts offered to customers, as well as a fine for the alleged failure to comply with a related accessory obligation, including for the failure to present the 60i record of the SINTEGRA file. The amount involved is R$ 1,140,553 (R$ 1,128,741 on December 31, 2020).

b.	Use of tax benefit (program for the promotion of integrated and sustainable economic development of the Federal District - PRÓ-DF) granted by the taxing entity itself, but later declared unconstitutional, as well as alleged improper credit of ICMS arising from the interstate purchase of goods with tax benefit granted in the state of origin. The amount involved is R$ 356,251 (R$ 492,935 on December 31, 2020).

c.	Credit reversal and extemporaneous credit related to acquisitions of permanent assets. The amount involved for TIM S.A. is R$ 654,011 (R$ 608,316 on December 31, 2020).

d.	Credits and chargebacks of ICMS, as well as the identification and documentary support of values and information released in customer accounts, such as tax rates and credits granted in anticipation of future surcharges (special credit), as well as credits related to tax substitution operations and exempt and untaxed operations. On December 31, 2021, the involved amount is R$ 3,449,439 (R$ 3,356,501 on December 31, 2020).

e.	Use of credit in the acquisition of electricity directly employed in the production process of companies. The amount involved is R$ 138,242 (R$ 136,286 on December 31, 2020).

f.	Alleged conflict between the information contained in ancillary obligations and the collection of the tax, as well as specific questioning of fine for non-compliance with ancillary obligations. The amount involved is R$ 727,057 (R$ 698,673 on December 31, 2020).

g.	Alleged lack of collection of ICMS due to the gloss of chargebacks related to the prepaid service, improper credit of ICMS in the outputs of goods allegedly benefited with reduction of the calculation base, as well as an allegation of improper non-inclusion of Value-Added Services (VAS) of the ICMS calculation base. The amount involved is R$ 547,575 (R$ 249,271 on December 31, 2020).

h.	Launch of credits related to the return of mobile devices lent on loan. The amount involved is R$ 116,700 (R$ 197,521 on December 31, 2020).

i.	Collection of ICMS related to subscription services and their alleged improper non-inclusion in the ICMS calculation base due to their nature. The amount involved is R$ 286,519 (R$ 260,447 on December 31, 2020).

e.3.3. Municipal Taxes

The total assessed amount against TIM Group regarding municipal taxes with possible risk is R$ 1,234,618 on December 31, 2021 (R$ 740,813 on December 31, 2020). Of this value, the following discussions stand out mainly:

a.	Collection of ISS, as well as the punitive fine for the absence of the supposed tax due, on several revenue accounts of the company. The amount involved is R$ 618,343 (R$ 150,023 on December 31, 2020).

b.	Collection of ISS on importation of services or services performed in other municipalities. The amount involved is R$ 399,141 (R$ 385,536 on December 31, 2020).

c.	Constitutionality of the collection of the functioning supervision fee (TFF - Taxa de Fiscalização do Funcionamento) by municipal authorities of different localities. The amount involved is R$ 137,944 (R$ 126,159 on December 31, 2020).

e.3.4. FUST and FUNTTEL

The total amount charged against the TIM Group in relation to the contributions to FUST and FUNTTEL with a possible risk rating is R$ 3,266,381 (R$ 3,014,976 on December 31, 2020). The main discussion involves the collection of the contribution to FUST and FUNTTEL (Fund for the technological development of Telecommunications) from the issuance by ANATEL of Sum no. 07/2005, aiming, among others, and mainly, the collection of the contribution to FUST and FUNTTEL on interconnection revenues earned by mobile telecommunications service providers, from the validity of Law 9998/2000.

e.4. Regulatory

ANATEL filed administrative proceedings against the Company for: (i) non-compliance with certain quality indicators; (ii) non-compliance with other obligations derived from the terms of authorization and; (iii) non-compliance with the SMP and STFC regulations, among others.

On December 31, 2021, the value indicated for the PADOs (procedure for determining non-compliance with obligations), considering the inflation adjustment, classified with possible risk was R$ 120,218 (R$ 119,076 on December 31, 2020). The variation was mainly due to monetary adjustment for the year.

On August 22, 2019, ANATEL's Board of Directors unanimously approved TIM's conduct adjustment term (TAC), which had been negotiated since June 2018 with the regulator. The agreement covers a sanctions reference value of R$ 627 million. The commitment includes actions to improve three pillars of action-customer experience, quality and infrastructure - through initiatives associated with improvements in the licensing process of stations, efficient use of numbering resources, evolution of digital service channels, reduction of complaint rates, repair of users and strengthening of transport and access networks. In addition, it contemplates the additional commitment to bring mobile broadband, through the 4G network, to 366 municipalities with less than 30 thousand inhabitants thus reaching more than 3.4 million people. The new infrastructure will be implemented in three years - more than 80% in the first two years – being guaranteed by the company the sharing regime with the other providers.

On June 19, 2020, the Board of Directors of the company approved the said TAC after final deliberation of the regulator and the signing of the term took place on June 25. The agreement covers sanctions totaling a value of approximately R$ 639 million, updated, which will be filed according to commitments represented in actions to improve quality and customer experience as well as increase network infrastructure in more than 2,000 locations.

During the fourth quarter of 2021, the Company carried out all the activities planned for the strict compliance with the Conduct Adjustment Instrument (TAC) 001/2020 entered into with Anatel, aiming at achieving the goals associated with the TAC for the second year. With the closing of the 1st TAC Year, inspection activities by the Agency are taking place in relation to commitments due and they were recognized as met by Anatel: Additional commitments; Internal controls; Complaints Index; General quality index; Numbering; Interconnection and; Impediment. The Company will continue fully implementing the internal monitoring mechanisms through the quarterly report on the evolution of the schedules by the Governance Office in Management and Board of Directors. So far, the Company has been complying with the TAC implementation schedule without the need for any additional obligations.

By obtaining the extension of the term of the authorizations to use the radio frequencies associated with the SMP, TIM S.A. becomes liable for the contractual burden on the net revenue arising from the service plans marketed under each authorization. However, since 2011 ANATEL began to include in the basis of calculation of said burden also the revenues obtained with interconnection, and from 2012, the revenues obtained with Value-Added Services. In the company's opinion, the inclusion of such revenues is improper because it is not expressly provided for in the terms of original authorizations, so the collections received are discussed in the administrative and/or judicial sphere.